UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   November 6, 2008

DPL Inc.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-9052	31-1163136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Woodman Drive, Dayton, Ohio		45432
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:   (937) 224-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01          Regulation FD Disclosure.

On November 6, 2008, DPL Inc. (the “Company”) issued a press release announcing that Paul M. Barbas, the Company’s President and Chief Executive Officer, will present the Company’s general business outlook with investors and financial analysts at the EEI Financial Conference on November 9-12, 2008, and that the Company will reaffirm its earnings guidance for 2008 and 2009 at the conference.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the presentation slides to be used at the conference is furnished as Exhibit 99.2 to this Current Report on Form 8-K. Both the press release and the presentation slides contain the Company’s current earnings guidance for 2008 and 2009 that will be reaffirmed at the conference.

Item 9.01          Financial Statements and Exhibits.

(d)           Exhibits.

99.1	DPL Inc. Press Release, dated November 6, 2008.

99.2	Presentation slides to be used at the conference on November 9-12, 2008.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: November 6, 2008
/s/ Douglas C. Taylor
	Name:	Douglas C. Taylor
	Title:	Senior Vice President
and General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)

99.1	DPL Inc. Press Release, dated November 6, 2008.	E

99.2	Presentation slides to be used at the conference on November 9-12, 2008.	E